UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     September 14, 2005 (September 9, 2005)



                        MEDIALINK WORLDWIDE INCORPORATED
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-21989                52-1481284
(State or other jurisdiction    (Commission File Number)     I.R.S. Employer
     of incorporation)                                      Identification No.)



708 THIRD AVENUE, NEW YORK, NY                                     10017
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 682-8300

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.
            -------------------------------------------

      On September 9, 2005, Medialink Worldwide Incorporated (the "Company") entered into an employment agreement with Lawrence A. Thomas, the terms of which are described below in Item 5.02.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
Appointment of Principal Officers.
----------------------------------

      On September 9, 2005, the Company appointed Lawrence A. Thomas as Chief Operating Officer of the Company. Details of this appointment are contained in the press release of the Company, dated September 12, 2005, and included in this Current Report on Form 8-K as Exhibit 99.1.

      From March 2005 until his appointment as Chief Operating Officer of the Company, Mr. Thomas, 44, served as President of MultiVu, a provider of broadcast and multimedia production and global distribution services. Mr. Thomas previously served at MultiVu as Senior Vice President of Sales and Operations from September 2003 through March 2005 and as Vice President from April 2002 through September 2003. Prior to such time, Mr. Thomas served as Vice President of Multimedia Services at PR Newswire Association LLC, MultiVu's parent company that provides electronic delivery of news releases and information.

      The Company has entered into an employment agreement with Mr. Thomas pursuant to which Mr. Thomas is to receive an annual base salary of $250,000. In addition, Mr. Thomas is to receive two non-discretionary bonuses of $30,000 each based on the passage of time and the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2005. Mr. Thomas is also eligible to receive a discretionary bonus based on performance for the year ended December 31, 2005, and for each future year of his employment in accordance with the terms of his employment agreement and as determined by the Compensation Committee of the Company's Board of Directors. The employment agreement continues in effect until terminated in accordance with its provisions. Mr. Thomas' agreement contains non-compete and non-solicitation provisions that are applicable during the term and extend for a period of twenty four months upon the termination of the agreement, except that such period shall be reduced to twelve months in the event Mr. Thomas' employment is terminated other than for Cause.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

         (a) Financial statements of business acquired Not applicable

         (b) Pro forma financial information Not applicable

         (c) Shell company transactions Not applicable

         (d) Exhibits

         99.1 Press release of the Company, dated September 12, 2005, entitled "Medialink Appoints Thomas Chief Operating Officer."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Medialink Worldwide Incorporated
                                     ------------------------------------
                                     Registrant


Date:  September 14, 2005            By: /s/ Kenneth G. Torosian
                                         --------------------------------
                                          Kenneth G. Torosian
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                       Description
----------                        -----------
   99.1 Press release of the Company, dated September 12, 2005, entitled "Medialink Appoints Thomas Chief Operating Officer."